Tempur Sealy  International, Inc.  (TPX) “Success is strengthening  our Iconic Brands  while driving higher  ROIC through  focused execution” 1 © 2020 Tempur Sealy International, Inc.

Tempur Sealy  International, Inc.  (TPX) Overview: • Strong global brands serving all price points • Omni‐channel distribution balanced between  wholesale and direct to consumer • Global manufacturing footprint • Structural growth industry, with high ROIC and robust  free cash flow • Industry is relatively concentrated in US and  fragmented globally Forward‐Looking Statements: This investor presentation contains statements that may be characterized as “forward looking”  within the meaning of federal securities laws. Please review carefully the cautionary statements and other information  included in the Appendix under “Forward looking Statements”.  © 2020 Tempur Sealy International, Inc. 2

Long‐term Focused Key initiatives: • Develop the highest quality bedding products in all the  markets we serve • Promote our worldwide brands with compelling  marketing • Optimize our powerful omni‐channel platform to be  where consumers want to shop • Drive increases in EBITDA(1)  (1) This financial measure is not recognized under U.S. Generally Accepted Accounting Principles (“GAAP”). Management believes that the use of EBITDA provides  investors with useful information with respect to the Company's operating performance and comparisons from period to period. For a more detailed discussion of  this non‐GAAP financial measure, including a reconciliation to the closest GAAP financial measure, please refer to the Company3 's SEC filings. © 2020 Tempur Sealy International, Inc.

BRANDS & PRODUCTS 4 © 2020 Tempur Sealy International, Inc.

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Voted 2019BEST FIRM MATTRESS by 9 © 2020 Tempur Sealy International, Inc.

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Voted 2019BEST FIRM MATTRESS by Tempur rated #1 Most Reliable and  #1 Highest Customer Satisfaction  by Australian consumers  12 © 2020 Tempur Sealy International, Inc.

2020 NEW PRODUCTS & SALES INITIATIVES 13 © 2020 Tempur Sealy International, Inc. © 2020 Tempur Sealy International, Inc.

ADVANCED SLEEP SENSING POWERED BY CLOUD AI NONINTRUSIVE & SECURE 14 © 2020 Tempur Sealy International, Inc.

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Powerful Omni‐Channel Platform Tempur Sealy’s wholesale business strategy: • grow market share with existing  customers • win new business • expand into new channels of distribution Undergoing the largest expansion of  doors in the Company’s history 16 © 2020 Tempur Sealy International, Inc.

retailedge POWERED BY TEMPUR SEALY 17 © 2020 Tempur Sealy International, Inc.

360° RetailEdge provides SHOPPER‐FOCUSED solutions that deliver a  CONNECTED and PERSONALIZED experience across all phases  of the purchase journey. 18 © 2020 Tempur Sealy International, Inc.

OMNI‐CHANNEL 19 © 2020 Tempur Sealy International, Inc.

Powerful Omni‐Channel Platform  Largest pillar of world‐wide distribution Wholesale  In process with significant distribution gains DTC  Significant worldwide revenue growth Web  Highly profitable and expanding gross margins DTC Company   Luxury showroom experience Owned   Significant worldwide revenue growth Stores  Highly profitable 20 © 2020 Tempur Sealy International, Inc.

Tempur Retail Store Footprint New Manhattan Store in Bloomberg Building Opening June 2020 21 © 2020 Tempur Sealy International, Inc.

TEMPUR + SEALY

Company-Owned North American Store Strategy

High-End Targeted Opportunity



Tempur® Retail Stores:

- 56 High-end retail destinations, with complementary co-tenants, in high demographic areas
- Strategic market placement (125-150 store vision)
- Brand Ambassadors - Tempur-Pedic only products
- Consumer niche – prefer direct from manufacturer
- Premium ASP offering: $2,000 - $4,500
- Average revenue per store between $1.5-$2.0M[1]

Broad Based Opportunity – Strategic Representation

Sleep Outfitters®:

- Regional bedding retailer that is strategically important to the markets it serves for Tempur Sealy
- Store count: 97
- Tempur, Sealy and Stearns & Foster merchandising
- Wide range of ASP products: $300 - $4,500
- Average revenue per store between $0.8-$0.9M[1]



(1) Management estimates

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© 2020 Tempur Sealy International, Inc.

Winning Online: Traditional Retail and DTC TempurPedic.com Most profitable online bedding company in the world High growth and high margins Alternative Channels (Web‐based Retailers) Dedicated sales team with focus on eMarketplace sales growth High growth and stable margins Traditional Retailers Online TPX proprietary RetailEdge training providing shopper‐focused solutions High growth and stable margins Compressed Bedding Products High‐end Mid‐level Value Tempur Cloud® (Testing) Cocoon by Sealy™ (Significant growth) Sealy‐to‐go (Significant growth) 23 © 2020 Tempur Sealy International, Inc.

Direct to Consumer • Distribution network made up of high growth, high  Global Direct Revenue margin, Web, Call Center, and Company‐owned stores  $120 • Strong growth within the direct channel, growing 62%   $100 in the third quarter of 2019  $80 • Long‐term direct target: 25% of consolidated net sales  $60 NORTH AMERICAN  INTERNATIONAL   $40 SALES CHANNEL SALES CHANNEL  $20 12% 22%  $‐ Q3 2017 Q3 2018 *Q3 2019 (In millions) Intl NA 88% 78% Q3 global direct channel sales grew 108% over 2 years *Excluding Sleep Outfitters, Q3 global direct channel sales grew 67%  over 2 years Direct Wholesale Direct Wholesale 24 © 2020 Tempur Sealy International, Inc.

MARKET UPDATE 25 © 2020 Tempur Sealy International, Inc.

Complimentary Product Strategy Tempur Sealy has  historically competed in  Branded Bedding Majority of Revenues and Profits  Opportunity with  Non‐Branded Bedding  Incremental Revenues and Profits 26 © 2020 Tempur Sealy International, Inc.

Strength Together ® • Strong balance sheet and cash flow • Historically solid profitability  • Best in class supply agreement and logistics • Exceptional, seasoned management • Iconic brands and consumer preferred  • Efficient operating model for making entry  products level, high velocity products • Powerful omni‐channel platform • Ability to produce full breadth of products  resulting in high margins to retailers Both Companies  Shared value for customer service  Shared goal of becoming a one‐stop solution of  branded, non‐branded products, service, and  marketing 27 © 2020 Tempur Sealy International, Inc.

Sherwood Bedding Company  Background: Sherwood is a top 10 US bedding manufacturer primarily focused on private label and  OEM bedding with 4 plants across the US. In addition, Sherwood produces branded products for  certain customers.  Financial Overview: Annualized wholesale revenues estimated to be over $150 million(1), historically  solid profitability.  Go‐Forward Strategy: Operate and go‐to market as an independent business unit within the Tempur  Sealy enterprise. Leverage Tempur Sealy scale for synergistic opportunities to strengthen low‐cost  producer status. 28 © 2020 Tempur Sealy International, Inc. (1) Management estimates

Transaction  ‐ On January 24, 2020, Tempur Sealy International entered into an agreement  to acquire 80% ownership Acquisition  ‐ The transaction will be structured as a cash purchase of approximately $40  Overview Details million or about 4x EBITDA(1) ‐ An experienced management team is responsible for day‐to‐day operations  with a governing board ‐ Sherwood Bedding is a top 10 US bedding producer, with estimated annual  Financial  wholesale revenues of over $150 million(2) Profile ‐ Expected to self fund its future growth ‐ Build upon existing relationships to deliver more value than either business  Long Term  could on its own by leveraging our strong combined assets ‐ No personnel reductions are expected and, over time, the Company  Outlook believes that other cost synergies can be realized to benefit all brands and  customers (1) This financial measure is not recognized under U.S. Generally Accepted Accounting Principles (“GAAP”). Management believes that the use of EBITDA provides investors with useful  information with respect to the Company's operating performance and comparisons from period to period. For a more detailed discussion of this non‐GAAP financial measure,  including a reconciliation to the closest GAAP financial measure, please refer to the Company's SEC filings. 29 © 2020 Tempur Sealy International, Inc. (2) Management estimates

2019 A Year in Review Announced that we were  Completed the launch of the all‐ Focused on executing the largest  expanding our distribution with a  new line of Tempur‐Pedic products expansion of new doors in the  new supplier agreements Company's history Many other workstreams were ongoing through 2019 to support long‐term initiatives  International growth, despite  Marketing asset creation and  country‐specific headwinds that  Operations driving for  IT department preparing  deployment to address the  the Company expects to  improved efficiencies Company for new ERP in 2020 changing consumer continue into 2020 30 © 2020 Tempur Sealy International, Inc.

2020 Commentary The Company expects to provide full year financial guidance during the fourth quarter earnings call in February  2020.  In advance of this, the Company has provided the following comments on 2020. The Company expects a favorable bedding market in the U.S. In addition to this, the Company expects:  The expanded distribution will continue to be a material benefit in the first three quarters of 2020  To continue to expand the direct business through new doors and capturing share online   For Sleep Outfitters, which was executing a turnaround in 2019, to be profitable in 2020  For Sherwood Bedding, when acquired, to be accretive to the existing business  To continue investing in R&D, as well as investing a record amount of advertising dollars which is expected to be  slightly up on a rate basis for the full year  For commodities and compensation to be favorable to EBITDA(1) in 2020 versus 2019  Favorable product launch expenses from the benefits of a longer product life cycle (1) This financial measure is not recognized under U.S. Generally Accepted Accounting Principles (“GAAP”). Management believes that the use of EBITDA provides investors with useful  information with respect to the Company's operating performance and comparisons from period to period. For a more detailed discussion of this non‐GAAP financial measure, including a  reconciliation to the closest GAAP financial measure, please refer to the Company's SEC filings. 31 © 2020 Tempur Sealy International, Inc.

Thank you for  your interest in  Tempur Sealy  International For more information please email: investor.relations@tempursealy.com 32 © 2020 Tempur Sealy International, Inc.

Appendix 33 © 2020 Tempur Sealy International, Inc.

Environmental, Social, and Governance Tempur Sealy is committed to protecting and improving our environment and communities.  • In 2018, 72% of our North American facility waste was  recycled • 16,066 barrels of oil, 51,152 trees, 16,070,577 KW hours, 3,009  tons of CO2, 21,062,772 gallons of water Environmental • Community Engagement • Since 2011, donated nearly $300M of mattresses to charity • Since 2017, more than $4M in product donated to victims of natural  disasters • Tempur Sealy Foundation Social • Supporting charities that assist children and families in Central  Kentucky • Majority of Directors on the Board are Independent • Subject executives to significant stock ownership guidelines and  holding requirements • Global Code of Business Conduct and Ethics • Internal Enterprise Risk Management  • International ethics hotline Governance • Zero tolerance policy towards improper payments and bribes 34 © 2020 Tempur Sealy International, Inc.

Aspirational Program[1]

➢ The Company has an Aspirational Program which is a unique long-term program designed to provide extraordinary compensation for extraordinary performance. The Company seeks to accomplish these goals in a way that rewards performance that is aligned with its stockholders' interest as exemplified by the Company's Aspirational Program.

- Performance restricted stock units ("PRSUs") for approximately 1.7 million shares of the Company's common stock were granted to over 150 employees as of 12/31/19
- PRSUs will vest based on adjusted EBITDA[2] performance measured on a rolling 4 quarter basis during two performance periods -- 2018 and 2019; and 2020
- If the minimum performance target is met for the applicable period, awards become payable shortly after the applicable period. If an officer or employee leaves for any reason prior to vesting, all of his or her PRSUs will be forfeited, subject to certain limited exceptions

Achievement Schedule

January 1, 2020 – December 31, 2020 (Period 2)			
Adjusted EBITDA	**% of Total Grant of PRSUs That Will Vest**	**# Shares That Will Vest**	**Full Year Dilution Impact***
≥ $650	50%	850,000	1.5%
$600	33%	570,000	1.0%
< $600	0%	0	0.0%

- Measured quarterly on a trailing four quarter period
- If an award is earned in the first period the program ends, subject to a change of control provision
- Prorated based on performance between $600 & $650, but is only payable at the end of the respective period

(1) For more information about the Aspirational Plan and the terms of the aspirational PRSUs, please refer to the Company's SEC filings, including the Company's Form 8-K filed on August 7, 2017. In addition, please refer to "Forward Looking Statements".

(2) This financial measure is not recognized under U.S. GAAP. Management believes that the use of Adjusted EBITDA provides investors with useful information with respect to the Company's operating performance and comparisons from period to period. For a more detailed discussion of this non-GAAP financial measure, including a reconciliation to the closest GAAP financial measure, please refer to the Company's SEC filings.

*Assumed share count as of 12/31/19

Forward‐Looking Statements This investor presentation contains statements that may be characterized as "forward‐looking" within the meaning of the federal securities laws, which includes information concerning one or more of the Company's plans, guidance, objectives, goals, strategies, and other information that is not historical information.Whenusedinthisrelease,the words "assumes,” “vision," "may,” “strategy," "estimates," "expects," "guidance," "anticipates,” “seeks," "projects," "plans," "proposed," "targets," "intends,” “goals," "believes," "will," and variations of such words or similar expressions are intended to identify such statements. These forward‐looking statements include, without limitation, statements relating to the Company’s expectations regarding performance generally for 2020 and subsequent periods, as well as the performance of Sleep Outfitters USA, LLC (“Sleep Outfitters”) in 2020, the Company’s expectations relating to Sherwood Acquisition Holdings LLC’s (“Sherwood Bedding”) on‐going operations and future growth, cost synergies, personnel and the impact of the potential acquisition on the Company's brands, products, customer base, results of operations or financial position, the Company’s expectations regarding optimizing worldwide distribution, expanding the direct‐to‐consumer business (including the Company’s Tempur‐branded retail store presence), investment in research and development, favorable commodities, favorable product launch expenses and the length of the product life cycle, the Company’s Aspirational Program and ongoing productivity initiatives. Any forward‐looking statements contained herein are based upon current expectations and beliefs and various assumptions. There can be no assurance that the Company will realize these expectations or that these beliefs will prove correct. The Company undertakes no obligation to update any forward‐looking statement contained herein to reflect events or circumstances after the date on which such statement is made. Numerous factors, many of which are beyond the Company's control, could cause actual results to differ materially from those that may be expressed as forward‐looking statements in this presentation. These risk factors include the impact of the macroeconomic environment in both the U.S. and internationally (including the impact of highly inflationary economies) on the Company’s business segments and expectations regarding growth of the mattress industry; uncertainties arising from global events; the effects of strategic investments on the Company’s operations, including efforts to expand its global market share; the ability to develop and successfully launch new products and the related expenses and life cycles of such products; the efficiency and effectiveness of the Company’s advertising campaigns and other marketing programs; the ability to increase sales productivity within existing retail accounts and to further penetrate the retail channel, including the timing of opening or expanding within large retail accounts and the timing and success of product launches; the ability to continuously improve and expand the Company’s product line, maintain efficient, timely and cost‐effective production and delivery of products, and manage growth generally and in connection with the new or expanded supply agreements with Mattress Firm, Inc., Big Lots, Inc. and Beter Bed Holding N.V.; the effectsofconsolidationofretailersonrevenuesandcosts; competition in the Company’s industry; consumer acceptance of the Company’s products; general economic, financial and industry conditions, particularly conditions relating to the financial performance and related credit issues present in the retail sector; financial distress among the Company’s business partners, customers and competitors; financial solvency and related problems experienced by other market participants; the Company’s ability to execute on its strategy to optimize and integrate the assets of Innovative Mattress Solutions, LLC (“iMS”) acquired by the Company’s affiliate Sleep Outfitters; whether the potential acquisition of Sherwood Bedding will occur; risks associated with Sherwood Bedding’s ongoing operations and the possibility that the expected benefits of the potential acquisition are not realized when expected or at all; the Company’s reliance on information technology and the associated risks involving potential security lapses and/or cyber‐based attacks; the outcome of pending tax audits or other tax, regulatory or investigation proceedings and pending litigation; changes in foreign tax rates and changes in tax laws generally, including the ability to utilize tax loss carryforwards; the Company’s capital structure and debt level, including its ability to meet financial obligations and continue to comply with the terms and financial ratio covenants of its credit facilities; changes in interest rates; effects of changes in foreign exchange rates on the Company’s reported earnings; changing commodity costs; disruptions in the supply of raw materials, or loss of suppliers; expectations regarding the Company’s target leverage and share repurchase program; sales fluctuations due to seasonality; the effect of future legislative or regulatory changes, including changes in international trade duties, tariffs and other aspects of international trade policy; the Company’s ability to protect its intellectual property; and disruptions to the implementation of the Company’s strategic priorities and business plan caused by abrupt changes in its executive management team. Other potential risk factors include the risk factors discussed under the heading "Risk Factors" under ITEM 1A of Part I of the Company’s Annual Report on Form 10‐K for the year ended December 31, 2018. There may be other factors that cause the Company’s actual results to differ materially from any of those expressed as forward‐looking statements herein. Note Regarding Historical Financial Information: In this investor presentation we provide or refer to certain historical information for the Company. For a more detailed discussion of the Company’s financial performance, please refer to the Company’s SEC filings. Note Regarding Trademarks, Trade Names and Service Marks: TEMPUR®, Tempur‐Pedic®, the TEMPUR‐PEDIC & Reclining Figure Design®, TEMPUR‐Adapt®, TEMPUR‐ProAdapt®, TEMPUR‐LuxeAdapt®, TEMPUR‐PRObreeze™, TEMPUR‐LUXEbreeze™,TEMPUR‐Cloud®, TEMPUR‐ Contour™, TEMPUR‐Rhapsody™, TEMPUR‐Flex®, THE GRANDBED BY TEMPUR‐PEDIC®, TEMPUR‐Simplicity™, TEMPUR‐Ergo®, TEMPUR‐UP™, TEMPUR‐Neck™, TEMPUR‐Symphony™, TEMPUR‐Comfort™, TEMPUR‐ Traditional™, TEMPUR‐Home™, SEALY®, SEALY POSTUREPEDIC®, STEARNS & FOSTER®, COCOON by Sealy™ and OPTIMUM™ are trademarks, trade names or service marks of Tempur Sealy International, Inc. and/or its subsidiaries. All other trademarks, trade names and service marks in this presentation are the property of the respective owners. Limitations on Guidance: The guidance included herein is from the Company’s press release and related earnings call on October 31, 2019. The Company is neither reconfirming this guidance as of the date of this investor presentation nor assuming any obligation to update or revise such guidance. See above. 36